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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     May 5, 2003  (May 1, 2003)
                                                --------------------------------


                        Princeton National Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


             0-20050                                     36-3210283
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      (Commission File Number)                (IRS Employer Identification No.)


606 South Main Street
Princeton, Illinois                                         61356
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code       (815) 875-4444
                                                  ------------------------------






                       Exhibit Index is located on page 4.






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ITEM 5. OTHER EVENTS

     On May 1, 2003, the Registrant issued a press release relating to the implementation of a stock repurchase program whereby the Registrant will repurchase up to an additional 60,000 shares, or two percent, of its outstanding shares of common stock in the open market or in private transactions over the next twelve months following the completion of its existing program approved on July 15, 2002. For information regarding the stock repurchase program, reference is made to the press release dated May 1, 2003, which is attached hereto as
Exhibit 99 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits:

            Exhibit 99        May 1, 2003 Press Release



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRINCETON NATIONAL BANCORP, INC.
                                            (Registrant)


                                    By:   /s/Tony J. Sorcic
                                       --------------------------------------
                                          Tony J. Sorcic, President and
                                          Chief Executive Officer


Dated:  May 2, 2003









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                                  EXHIBIT INDEX


NUMBER                     DESCRIPTION

99                  May 1, 2003 Press Release













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